UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

PERDOCEO EDUCATION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! PERDOCEO EDUCATION CORPORATION 2025 Annual Meeting Vote by May 21, 2025 11:59 PM ET PERDOCEO EDUCATION CORPORATION ATTN: GREG JANSEN 1750 E. GOLF ROAD SCHAUMBURG, IL 60173 You invested in PERDOCEO EDUCATION CORPORATION and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 22, 2025. Get informed before you vote View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 08, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a number Vote in Person at the Meeting* May 22, 2025 9:00 AM CDT I Perdoceo Education Corporation 1750 E. Golf Road Schaumburg, IL 60173 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings". 1. Election of Directors Nominees: 1a. Dennis H. Chookaszian OFor 1b. Kenda B. Gonzales 0For 1C. Patrick W. Gross 0For 1d. William D. Hansen OFor 1e. Gregory L. Jackson 0For 1f. Todd S. Nelson 0For 1g. Hanna Skandera OFor 1h. Leslie T. Thornton 0For 1i. Alan D. Wheat 0For 2. Advisory Vote to approve executive compensation paid by the Company to its Named Executive Officers. 0For 3. Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025. OFor